UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 7, 2014

     Dresser-Rand Group Inc.
(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

West 8 Tower, Suite 1000, 10205 Westheimer Road, Houston, Texas 112 Avenue Kleber, Paris, France	77042 75784
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(713) 354-6100 (Houston) 33 156 26 71 71 (Paris)

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 7.01   REGULATION FD DISCLOSURE

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT INDEX

EXHIBIT 99.1

Item 7.01. Regulation FD Disclosure

In a press release issued on May 7, 2014, Dresser-Rand Group Inc. (“Dresser-Rand” or the “Company”) commented upon the recent announcement that Rolls-Royce signed an agreement to sell its Energy gas turbine and compressor business to Siemens. Dresser-Rand has worked closely with Rolls-Royce Energy for well over 30 years and has been very successful in supplying compressors for the upstream and midstream market applications. In the last few years, Dresser-Rand has also succeeded in penetrating the Liquefied Natural Gas (LNG) / Floating LNG (FLNG) market.

The Company was contacted by Rolls-Royce senior management and has been assured that both Rolls-Royce and Siemens are committed to supporting their clients and that Dresser-Rand will continue to have access to the Rolls-Royce aero-derivative gas turbines.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference. All information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the registrant specifically incorporates it by reference.

This Current Report on Form 8-K and the press release attached as Exhibit 99.1 and incorporated herein by reference may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, the Company’s plans, objectives, goals, strategies, future events, future bookings, revenues, or performance, capital expenditures, financing needs, plans, or intentions relating to acquisitions, business trends, executive compensation, and other information that is not historical information. The words “anticipates”, “believes”, “expects”, “intends”, “appears”, “outlook,” and similar expressions identify such forward-looking statements. Although the Company believes that such statements are based on reasonable assumptions, these forward-looking statements are subject to numerous factors, risks, and uncertainties that could cause actual outcomes and results to be materially different from those projected. These factors, risks, and uncertainties are discussed in detail in the Company’s filings with the Securities and Exchange Commission at www.sec.gov. Actual results, performance, or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. The Company can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them does, what impact they will have on results of operations and financial condition. The Company undertakes no obligation to update or revise forward-looking statements, which may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Dresser-Rand Group Inc. Press Release dated May 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC.

(Registrant)

Date: May 7, 2014	By: /s/ Jan Kees van Gaalen

Jan Kees van Gaalen

Executive Vice President and CFO

DRESSER-RAND GROUP INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Dresser-Rand Group Inc. Press Release dated May 7, 2014